Other Real Estate	12 Months Ended
Dec. 31, 2024
Real Estate [Abstract]
Other Real Estate	OTHER REAL ESTATE
A summary of other real estate activity for the years ended December 31 follows (1):

	2024	2023	2022
	(In thousands)
Balance at beginning of year, net of valuation allowance	$569	$443	$235
Loans transferred to other real estate	1,091	783	719
Sales of other real estate	(753)	(603)	(511)
Additions to valuation allowance charged to expense	(16)	(54)	—
Balance at end of year, net of valuation allowance	$891	$569	$443
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(1)	Table excludes other repossessed assets totaling $0.05 million and zero at December 31, 2024 and 2023, respectively.
We periodically review our real estate properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate follows:

	2024	2023	2022
	(In thousands)
Balance at beginning of year	$—	$—	$31
Additions charged to expense	16	54	—
Direct write-downs upon sale	(16)	(54)	(31)
Balance at end of year	$—	$—	$—
At December 31, 2024 and 2023, the balance of other real estate includes $0.9 million and $0.6 million, respectively of foreclosed residential real estate properties. Retail mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to local requirements totaled $2.0 million and $0.6 million at December 31, 2024 and 2023, respectively.
Other real estate and repossessed assets totaling $0.9 million and $0.6 million at December 31, 2024 and 2023, respectively, are presented net of the valuation allowance on the Consolidated Statements of Financial Condition.